UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              --------------------

          Date of report (Date of earliest event reported): May 1, 2006

                            Applied DNA Sciences, Inc
               (Exact Name of Registrant as Specified in Charter)


           Nevada                   002-90539                  59-2262718
      (State or Other        (Commission File Number)        (IRS Employer
       Jurisdiction                                       Identification No.)
     of Incorporation)


                       25 Health Sciences Drive, Suite 113
                           Stony Brook, New York 11790
               (Address of Principal Executive Offices) (Zip Code)

                                  631-444-6861
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01 Entry into a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation.
Item 3.02 Unregistered Sales of Equity Securities.

      On May 2, 2006, Applied DNA Sciences, Inc., a Nevada corporation (the "Company"), completed the first tranche of a private placement (the "Placement") of up to 140 units at $50,000 per unit for sale to "accredited investors" who are not a "U.S. person," as each is defined in regulations promulgated under the Securities Act. In this first tranche, the Company sold 20 units for aggregate gross proceeds of $1,000,000. Each such unit consists of (i) a $50,000 Principal Amount 10% Secured Convertible Promissory Note and (ii) a warrant to purchase 100,000 shares of the Company's common stock exercisable for a period of four years commencing on May 2, 2007, at a price of $0.50 per share. Each such warrant may be redeemed at the option of the Company at a redemption price of $0.001 upon the earlier of (i) May 2, 2009, and (ii) the date a registration statement for the resale of the underlying common stock has been declared effective by the Securities and Exchange Commission (the "Commission"), and the Company's stock has traded on The Over the Counter Bulletin Board at or above $1.00 per share for 20 consecutive trading days. The promissory notes and accrued but unpaid interest thereon are convertible into shares of common stock of the Company at a price of $0.50 per share by the holder of the promissory notes at any time from May 2, 2006, through May 2, 2007, and shall automatically convert on such date at a 20% discount to the average of the closing bid prices of the Company's common stock on trading days during the 12 months prior to such conversion. The promissory notes bear interest at the rate of 10% per annum and are due and payable in full on August 2, 2007. Any principal payment of or interest payment on the outstanding promissory notes not paid when due, whether upon maturity, acceleration or otherwise, shall bear interest at the lesser of 12% or the maximum rate permissible by law. At any time prior to conversion, the Company will have the right to prepay the promissory notes and accrued but unpaid interest thereon upon 3 days notice, allowing the holders to convert the promissory notes during such notice period.

      Until the principal and interest under the promissory notes are paid in full, or converted into common stock of the Company, the promissory notes will be secured by a security interest in all of the assets of the Company. This security interest will be pari passu with the security interest granted to the holders of $1,500,000 of $50,000 principal amount 10% secured convertible promissory notes issued as part of a private placement of the Company completed on March 8, 2006. The Company may issue up to $4,500,000 of debt in addition to the remaining $6,000,000 that may be sold in the Placement that may be secured by a security interest in all of the Company's assets, which interest would be pari passu to the security interest granted to the holders of the promissory notes and the promissory notes issued in March.

      In connection with the Placement, each purchaser of a unit has entered into a subscription agreement and a registration rights agreement with the Company. Pursuant to this registration right agreement, the Company will prepare and file a registration statement with the Commission for the resale of the common stock underlying the promissory notes and the warrants within 30 days of the Company's registration statement on Form SB-2, as amended (SEC File No. 333-122848), being declared effective by the Commission, and to use the Company's reasonable best efforts to have the registration statement for the resale of the common stock underlying the promissory notes and the warrants declared effective by the Commission by no later than 180 days after filing. The obligations of the Company to file and have such registration statement declared effective shall terminate as to any holder of the units upon the earlier of the date: (a) when all of such holder's common stock underlying the promissory notes and the warrants may be sold during a single three (3) month period under Rule 144 of the Securities Act; and (b) when all of such holder's common stock underlying the promissory notes and the warrants may be transferred under Rule 144(k) of the Securities Act, unless such holder later becomes an affiliate of the Company (as defined in Rule 144 of the Securities Act) in which case the Company's obligation shall be revived until such holder's rights otherwise terminate under clause (a) above.

      Arjent Limited served as the Company's placement agent in the Placement. The Company has agreed to pay from the proceeds of the Placement: (1) to Arjent
Limited:  (a) a commission  equal to 10% of the gross proceeds of the Placement;
(b) a non-accountable expense allowance equal to 3% and non-accountable due diligence expenses equal to 2%, of the gross proceeds of the Placement; (c) 2,400,000 shares of common stock of the Company; and (d) $75,000 for Arjent Limited's legal fees and expenses; and (2) $150,000 to VC Arjent Ltd., formerly known as Vertical Capital Partners, Inc., for consulting and management fees.

      The Company claims an exemption from the registration requirements of the Securities Act for the private placement of the units pursuant to Regulation S promulgated under the Securities Act because each of the units were sold in an "offshore transaction" to persons who are not a "U.S. person," in each case as defined in Regulation S.

Item 8.01 Other Events.

      On May 1, 2006, the Company issued a press release to announce the launch of its SigNature Botanical DNA Authentication Program. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

      (d)   Exhibits.

      Exhibit 10.1 Form of Subscription Agreement by and between Applied DNA Sciences, Inc. and each purchaser of a unit.

      Exhibit 10.2 Form of 10% Secured Convertible Promissory Note of Applied DNA Sciences, Inc.

      Exhibit 10.3  Form of Warrant Agreement of Applied DNA Sciences, Inc.

      Exhibit 10.4 Form of Registration Rights Agreement by and between the Applied DNA Sciences, Inc. and each purchaser of a unit.

      Exhibit 99.1  Press  release of Applied DNA Sciences,  Inc.,  dated May 1,
                    2006.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Applied DNA Sciences, Inc.
                                       (Registrant)



                                       By: /s/ James  Hayward
                                       --------------------------------------
                                       James Hayward
                                       Chief Executive Officer




Date: May 5, 2006

Exhibit No.    Description of Exhibit
-----------    ----------------------

10.1 Form of Subscription Agreement by and between Applied DNA Sciences, Inc. and each purchaser of a unit.

10.2           Form of 10% Secured  Convertible  Promissory  Note of Applied DNA
               Sciences, Inc.

10.3           Form of Warrant Agreement of Applied DNA Sciences, Inc.

10.4 Form of Registration Rights Agreement by and between the Applied DNA Sciences, Inc. and each purchaser of a unit.

99.1           Press Release of Applied DNA Sciences, Inc., dated May 1, 2006.